UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2021

Miller Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class R  LMORX

Class I  LMNOX

Class IS  MVISX

Table of contents

Miller Opportunity Trust
Manager commentary	1
Fund at a glance	8
Fund expenses	9
Schedule of investments	11
Statement of assets and liabilities	15
Statement of operations	17
Statements of changes in net assets	18
Financial highlights	19
Notes to financial statements	25
Additional information	38
Privacy notice	39
Directory of funds' service providers	Back Cover

Miller Opportunity Trust 2021 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited)

Miller Opportunity Trust — Class I gained 21.54% for the first half of 2021, outpacing the S&P 500's 15.25% return. Performance over the past year was extremely strong as the Fund rose 87.35%, handily outperforming the S&P 500's 40.79% gain. A year ago, we were very optimistic about the Fund's prospects as we thought the market had yet to recognize the potential of our holdings while the recovery gained steam. We estimated the upside in the Fund at 87%1. Interestingly, the performance over the past year almost exactly equaled that estimate, which brings up an important point.

Average Annual Total Returns and Expenses (%) as of 6/30/2021a

	Without Sales Charges
	YTD[b]	1 Yr	3 Yr	5 Yr	10 Yr	Inception[c]	Inception Date
Class A	21.38	86.91	22.32	26.14	17.05	20.49	2/3/2009
Class C	20.94	85.50	21.41	25.19	16.16	8.51	12/30/1999
Class FI	21.36	86.81	22.25	26.08	17.00	8.99	2/13/2004
Class R	21.27	86.45	21.99	25.78	16.64	8.16	12/28/2006
Class I	21.54	87.35	22.65	26.47	17.38	9.62	6/26/2000
Class IS	21.59	87.54	—	—	—	19.47	8/22/2018
S&P 500	15.25	40.79	18.67	17.65	14.84	7.18	—
	With Max Sales Charges
	YTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A	14.40	76.19	19.93	24.65	16.36	19.91	2/3/2009
Class C	19.94	84.50	21.41	25.19	16.16	8.51	12/30/1999

a  Performance greater than one year is annualized.

b  Performance for the 6 months period ending 6/30/2021 (not annualized).

c  S&P 500 since inception return represented from 12/30/99, the Fund's oldest share class.

Performance may be attributable to unusually favorable conditions that are likely not sustainable. The conditions might not continue to exist and this performance probably will not be repeated in the future. Gross (Net) Expenses (%): Class A 1.28 (1.28); Class C 2.03 (2.03); Class FI 1.35 (1.35); Class R 1.53 (1.53); Class I 1.04 (1.03); Class IS 0.97 (0.96).

Miller Value Partners, LLC (the "Adviser") has contractually agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%. Net expense ratios are current to the most recent prospectus dated 4/7/21 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied

1  A proprietary calculation of the central tendency value of the portfolio based on our assessment of the intrinsic value of individual holdings.

Miller Opportunity Trust 2021 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110 or visit millervaluefunds.com.

We always aim to maximize our expected future risk-adjusted returns in the Fund. All of our activity centers around improving future returns. It's a dynamic process. At the beginning of 2021, we estimated ~65%1 upside in the Fund. Year-to-date through June 30, 2021, we delivered returns of 21.54% and currently estimate the portfolio's upside potential at 68%1.

We believe the path of least resistance for stocks is higher given we are early in the economic recovery and big drawdowns have typically only occurred during recessions. Selloffs, such as the minor one we are experiencing now as a result of Delta variant concerns represent buying opportunities. We believe the market is roughly fairly valued, with pockets of under and over valuation. We focus our efforts on the former. While classic value names have had a big rebound, we see more opportunity in those names than higher priced growth stocks.

A strong economic recovery could eventually lead to upward pressure on interest rates. We want to ensure our investments have significant upside potential even if rates normalize. For many higher-priced growth stocks, it's gotten more difficult to make the math work.

Growth stocks struggled earlier this year as rates rose. Many reflect very optimistic expectations. It doesn't surprise us that one of the best growth investors, James Anderson from Baillie Gifford, is retiring while another, Dennis Lynch, from Counterpoint Global/Morgan Stanley says it is difficult to find great values.

We agree and it's reflected in our portfolio positioning. We are selective about investing in names where we believe market expectations don't properly reflect underlying fundamentals. We must strongly believe the stocks are mispriced even if rates move up significantly. Our growth names still fit the bill. That doesn't mean their prices won't be pressured from rising rates, but it does mean we expect fundamentals to offset those headwinds over our 3-to-5 year time horizon.

Alibaba (BABA), one of our largest growth holdings, exemplifies our approach here. The stock ($2062) is down 35% from its highs hit in October 2020 primarily on fears regarding China's regulatory crackdown. New headlines surface daily on the aggressive new approach by the Chinese government. We believe the worst is behind Alibaba. It has already been fined and agreed to changes in how it

1  A proprietary calculation of the central tendency value of the portfolio based on our assessment of the intrinsic value of individual holdings.

2  Price at close on 7/9/21

Miller Opportunity Trust 2021 Semi-Annual Report

operates. The government's focus has shifted elsewhere, most recently to Didi who just barely IPO'd. Recent press reports suggest the government is partnering with Alibaba to purchase a stake in troubled Suning.com indicating BABA could be back in the good graces of the government. These concerns have depressed expectations creating a divergence between those and what we believe are very strong fundamentals.

Alibaba is the largest, most dominant ecommerce site in China with a smattering of other interesting businesses, like its cloud and logistics businesses. BABA has historically grown revenues between 32% in poor years (i.e., China's slowdown in 2016) and high 50%'s in stronger years. It trades at 23x next year's earnings. We think it should be able to continue to grow 20%+ conservatively implying a similar compound rate of capital if the valuation just holds steady.

The top performers of the previous decade were the most innovative digital disrupters, while companies perceived to be at secular risk fared terribly. We track the top performers of each decade and have never seen a trend persist for 2 consecutive periods. There's a good reason why. Market expectations adjust. The landscape evolves.

Every single company today understands the risk of digital disruption and has an active strategy for prevailing. They won't all be successful, but some will. We think there are a number of companies where market expectations don't properly reflect the underlying improvement to fundamentals.

It reminds me of 2011 or 2012 where the market still focused on historical housing problems rather than the signs of fundamental business improvement. Housing stocks bottomed at half their financial crisis lows in late 2011 and rose triple digits in 2012. Value stocks have already had a big move up, but we think the market hasn't fully reflected the improved prospects of certain names.

The market continues to believe companies like ADT and DXC, two of our biggest positions, can't sustainably grow going forward. We believe otherwise.

ADT is the leading brand in the home security market. Many believe that it faces secular headwinds from competing do-it-yourself security equipment offerings. The evidence suggests, however, those innovations have grown the total market, not cannibalized managed security offerings. ADT offers both managed and do it yourself solutions. After fixing the core business, ADT is now able to focus on growth.

Most notably, it partnered with Google who bought 6.6% of the company late last year. The companies will come out with a fully integrated smart home offering

Miller Opportunity Trust 2021 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

later this year, which has the potential to materially improve the business. ADT also re-entered the commercial business a few years ago. While COVID hurt that market last year, it's recovering nicely. We expect the company can grow double digits in both the residential and commercial businesses going forward.

At the same time, a number of corporate actions (the sale of its Canadian business and accounting changes resulting from its acquisition of a distribution partner) have complicated financials and made it more difficult to understand the underlying performance of the business. Management has consistently prioritized the economics over accounting, which we love. We expect 2022 to be a clean year that will help the market understand the underlying business performance. We think the stock is worth significantly more than the current $10.632 price.

While activity slowed down from the heightened levels of last year, we still added 12 new names in the first half of this year and exited eight.

Our largest new position is Splunk Inc. (SPLK$138.372). Splunk typifies one of our favorite types of opportunities: a company well positioned secularly that is facing short-term business pressures. We believe there's the opportunity to profit as the business normalizes and then potentially compound capital beyond that. SPLK is a leading provider of security software, a growing market due to exploding cyber threats.

Splunk is in the middle of a multi-year business model transition that has negatively impacted financials and increased uncertainty. We believe we are finally past the worst of the transition with revenues troughing in FY2020. We expect the company to return to positive free cash flow generation in the second half of this year.

SPLK trades at half the multiple of comparables. We believe that gap will close as the market gets more certainty that the transition is working. The stock recently jumped on the announcement that Silver Lake, an excellent tech investor, invested $1B in a convertible senior note and the company announced a $1B repurchase authorization. We believe the stock is worth well more than its old highs creating significant upside potential for those patient enough to hold through the transition.

We have been observers of Bitcoin for a long time and during the quarter, the Fund received approval to invest in Grayscale Bitcoin Trust (GBTC), which is an open-ended grantor trust fully invested in bitcoin. In the quarter, as bitcoin fell, the trust traded at one of its larger discounts to its underlying holdings in bitcoin providing additional upside potential. We believe Bitcoin has significant upside

2  As of close 7/9/21

Miller Opportunity Trust 2021 Semi-Annual Report

potential as a form of "digital gold". With gold's market capitalization greater than $11T, Bitcoin's current cap close to $600B would have a long way to go to catch up. We are early in a continuing adoption curve and Bitcoin will be volatile but we think the risk-reward is attractive.

We entered SoFi Technologies Inc. (SOFI) on a PIPE deal earlier this year, and it closed in the quarter. SoFi is a "fin-tech" company offering borrowing, saving, spending and investing offerings. The company has no brick and mortar locations allowing them certain efficiencies. SoFi reinvests savings back into the business by providing customers with higher interest rates on deposits and lower loan rates. It uses data to improve loss ratios and reduce risk.

SoFi is led by Anthony Noto who we've known for many years. Most recently he served as Twitter's CFO and worked at Goldman Sachs prior to that. He's a thoughtful executive that understands how to drive business value. Overtime, they think they can continue to gain market share from traditional players in the space. We think there's significant potential in SoFi.

Coinbase (COIN) became a public company in mid-April following their direct listing at a reference price of $250. Coinbase is a cryptocurrency exchange that allows consumers, financial institutions and businesses to transact between fiat and cryptocurrencies and securely store and use cryptocurrencies. We believe over the long term the company has the potential to be the leading technology platform in the growing cryptocurrency space.

COIN's 2021 revenues are expected to be 4.5x its 2020 revenues as crypto prices and volumes have exploded. It trades at 30x this year's earnings, which is quite a steal for a quickly growing company in this market. That's because the market believes this is peak cycle revenues and earnings, and retail margins will be pressured. That all very well may be true, but we see significant potential for the business over the long term as the nascent industry continues to grow and COIN cements its position as the leading platform.

We started building a position in Biogen (BIIB) following the approval in early June of Aduhelm, their controversial Alzheimer's drug. The stock initially traded up to an intra-day high of $468.55 and subsequently traded down to a low of $340.27 near the end of June. We believe the significant unmet need will lead to higher than expected demand for the drug.

We also began to build a position in Tupperware Brands Corporation (TUP $21.97) at the end of the quarter. Tupperware sells home goods through a direct marketing channel. The stock is well off the 2013 highs of $97. New CEO Miguel Fernandez joined the firm in April of 2020. Previously, he worked on the turnaround of Avon before it was sold to Natura & Co. Over the past year, Miguel

Miller Opportunity Trust 2021 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

has been focused on selling off non-core assets, paying down debt, and rolling out a new growth strategy. We believe there's significant unrecognized brand value at Tupperware that the company will monetize through expansion into new markets. Overall, the stock is currently trading for less than 5x what it is expected to earn this year.

To fund these new positions, we exited Flexion Therapeutics (FLXN) and GTY Technology Holdings Inc. (GTYH) allowing us to realize some tax losses in names that were less liquid. We also opportunistically exited Discovery Inc. (DISCA) following the run-up of the stock into the $70s as the market became excited about the direct-to-consumer opportunity. Roblox (RBLX) and Workday (WDAY) were smaller positions that we also used as a source of funding as we saw greater near-term upside potential in other opportunities.

We will continue to work our hardest to deliver returns to our investors. We appreciate your continued interest and support.

Samantha McLemore, CFA July 15, 2021

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Must be preceded or accompanied by a current prospectus.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed.

Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

Miller Opportunity Trust 2021 Semi-Annual Report

Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The value of the Fund's indirect investment in bitcoin through the Grayscale Bitcoin Trust is subject to fluctuations in the value of bitcoin. The value of bitcoin is determined by the supply of and demand for bitcoin in the global market for the trading of bitcoin, which consists of transactions on electronic bitcoin exchanges. Pricing on bitcoin exchanges and other venues can be volatile and can adversely affect the value of the exposure to bitcoin. Currently, there is relatively small use of bitcoin in the retail and commercial marketplace in comparison to the relatively large use of bitcoin by speculators, thus contributing to price volatility that could adversely affect the Fund's investment. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoin may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund's investment in the Grayscale Bitcoin Trust.

Earnings growth is not representative of the Fund's future performance.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Miller Opportunity Trust 2021 Semi-Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percentage of total investments

†  The bar graph above represents the composition of the Fund's investment as of June 30, 2021 and December 31, 2020. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

Miller Opportunity Trust 2021 Semi-Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2021 and held for the six months ended June 30, 2021.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Opportunity Trust 2021 Semi-Annual Report

Fund expenses (unaudited) (cont'd)

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	21.38%	$1,000.00	$1,213.80	1.20%	$6.60
Class C	20.94	1,000.00	1,209.40	1.94	10.63
Class FI	21.36	1,000.00	1,213.60	1.27	6.95
Class R	21.27	1,000.00	1,212.70	1.45	7.98
Class I	21.54	1,000.00	1,215.40	0.98	5.37
Class IS	21.59	1,000.00	1,215.90	0.90	4.92

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.83	1.20%	$6.02
Class C	5.00	1,000.00	1,015.17	1.94	9.70
Class FI	5.00	1,000.00	1,018.51	1.27	6.34
Class R	5.00	1,000.00	1,017.58	1.45	7.28
Class I	5.00	1,000.00	1,019.94	0.98	4.90
Class IS	5.00	1,000.00	1,020.36	0.90	4.48

1  For the six months ended June 30, 2021.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Miller Opportunity Trust 2021 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2021

Miller Opportunity Trust

Security	Shares	Value
Common Stocks — 101.4%
Communication Services — 6.1%
Interactive Media & Services — 6.1%
Alphabet Inc., Class A Shares *(a)	37,000	$90,346,230
Facebook Inc., Class A Shares *(a)	250,000	86,927,500
Total Interactive Media & Services		177,273,730
Total Communication Services		177,273,730
Consumer Discretionary — 31.6%
Automobiles — 2.7%
General Motors Co. *	1,300,000	76,921,000
Diversified Consumer Services — 2.6%
WW International Inc. *	2,100,000	75,894,000
Hotels, Restaurants & Leisure — 3.0%
Norwegian Cruise Line Holdings Ltd. *	3,000,000	88,230,000
Household Durables — 2.4%
Taylor Morrison Home Corp. *	2,200,000	58,124,000
Tupperware Brands Corp. *	465,307	11,051,041
Total Household Durables		69,175,041
Internet & Direct Marketing Retail — 16.1%
Alibaba Group Holding Ltd. — ADR *	440,000	99,783,200
Amazon.com Inc. *(a)	30,000	103,204,800
Farfetch Ltd., Class A Shares *(a)	1,750,000	88,130,000
Quotient Technology Inc. *	4,300,000	46,483,000
RealReal Inc./The *	3,100,000	61,256,000
Stitch Fix Inc., Class A Shares *(a)	1,100,000	66,330,000
Total Internet & Direct Marketing Retail		465,187,000
Specialty Retail — 2.8%
Vroom Inc. *	1,900,000	79,534,000
Textiles, Apparel & Luxury Goods — 2.0%
Canada Goose Holdings Inc. *(a)	1,300,000	56,862,000
Total Consumer Discretionary		911,803,041
Cryptocurrency — 1.6%
Other Financial Investment Activities — 1.6%
Grayscale Bitcoin Trust BTC *	1,500,000	44,715,000
Total Cryptocurrency		44,715,000
Energy — 6.0%
Oil, Gas & Consumable Fuels — 6.0%
Diamondback Energy Inc.	950,000	89,195,500
Energy Transfer LP	8,000,000	85,040,000
Total Oil, Gas & Consumable Fuels		174,235,500
Total Energy		174,235,500

Miller Opportunity Trust 2021 Semi-Annual Report

Schedule of investments (unaudited) (cont'd)

June 30, 2021

Miller Opportunity Trust

Security	Shares	Value
Financials — 16.6%
Banks — 5.8%
Bank of America Corp.	1,550,000	$63,906,500
Citigroup Inc. (a)	600,000	42,450,000
JPMorgan Chase & Co.	400,000	62,216,000
Total Banks		168,572,500
Capital Markets — 0.8%
Coinbase Global Inc., Class A Shares *	85,000	21,530,500
Consumer Finance — 6.9%
Capital One Financial Corp.	470,000	72,704,300
OneMain Holdings Inc. (a)	1,500,000	89,865,000
SoFi Technolgoies Inc. *	1,923,000	36,863,910
Total Consumer Finance		199,433,210
Insurance — 1.5%
MetroMile Inc. *	4,800,000	43,920,000
Thrifts & Mortgage Finance — 1.6%
Rocket Cos Inc., Class A Shares	2,400,000	46,440,000
Total Financials		479,896,210
Health Care — 15.7%
Biotechnology — 5.5%
Biogen Inc. *	60,000	20,776,200
Karuna Therapeutics Inc. *	225,000	25,647,750
Precigen Inc. *	7,000,000	45,640,000
PureTech Health Plc *	9,413,000	44,401,558
ZIOPHARM Oncology Inc. *(b)	8,000,000	21,120,000
Total Biotechnology		157,585,508
Health Care Providers & Services — 2.6%
Tivity Health Inc. *(b)	2,850,000	74,983,500
Pharmaceuticals — 7.6%
Bausch Health Cos Inc. *(a)	2,500,000	73,300,000
Green Thumb Industries Inc. *	2,000,000	66,000,000
Teva Pharmaceutical Industries Ltd. — ADR *	8,200,000	81,180,000
Total Pharmaceuticals		220,480,000
Total Health Care		453,049,008
Industrials — 12.6%
Aerospace & Defense — 1.5%
Boeing Co/The *	180,000	43,120,800
Airlines — 1.6%
Delta Air Lines Inc. *(a)	1,100,000	47,586,000
Commercial Services & Supplies — 3.9%
ADT Inc. (a)	10,300,000	111,137,000

Miller Opportunity Trust 2021 Semi-Annual Report

Miller Opportunity Trust

Security				Shares	Value
Electrical Equipment — 2.4%
Acuity Brands Inc.				370,000	$69,201,100
Machinery — 1.6%
Desktop Metal Inc., Class A Shares *				4,000,000	46,000,000
Road & Rail — 1.6%
Uber Technologies Inc. *				900,000	45,108,000
Total Industrials					362,152,900
Information Technology — 9.7%
Electronic Equipment, Instruments & Components — 1.7%
Vontier Corp.				1,550,000	50,499,000
IT Services — 4.6%
DXC Technology Co. *(a)				3,400,000	132,396,000
Software — 3.4%
Splunk Inc. *				675,000	97,591,500
Total Information Technology					280,486,500
Materials — 1.5%
Chemicals — 1.5%
Chemours Co/The				1,200,000	41,760,000
Total Materials					41,760,000
Total Common Stocks (Cost — $2,117,664,544)					2,925,371,889
Investment Fund — 0.3%
Pangaea One, LP (b)(c)(d)				1	7,730,168
Total Investment Fund (Cost — $30,473,019)
	Maturity Date	Strike Price	Contracts	Notional ($)
Purchased Options — 2.5%
Amazon.com Inc.	Jan. 20, 2023	$3,050.00	500	172,008,000	35,596,250
Uber Technologies Inc.	Jan. 21, 2022	32.00	19,000	95,228,000	35,767,500
Total Purchased Options (Cost — $38,948,991)					71,363,750
	Expiration Date	Exercise Price		Shares
Warrants — 0.1%
GTY Technology Holdings Inc. *	Feb. 19, 2024	$11.50		362,640	271,980
ZIOPHARM Oncology Inc. *(b)(c)(d)	Jul. 26, 2024	7.00		3,787,879	2,018,940
Total Warrants (Cost — $1,554,452)					2,290,920

Miller Opportunity Trust 2021 Semi-Annual Report

Schedule of investments (unaudited) (cont'd)

June 30, 2021

Miller Opportunity Trust

Security	Shares	Value
Total Investments — 104.3% (Cost — $2,188,641,006)		$3,006,756,727
Liabilities in Excess of Other Assets — (4.3)%		(123,202,973)
Total Net Assets — 100.0%		$2,883,553,754

ADR — American Depositary Receipt

*  Non-income producing security.

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or outstanding capital for Pangaea One, LP. At June 30, 2021, the total market value of investments in Affiliated Companies was $105,852,608 and the cost was $107,083,832. (See Note 8).

(c)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(d)  Restricted security (See Note 9).

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of Morgan Stanley International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $2,081,557,174)	$2,900,904,119
Investments in affiliated securities, at value (Cost $107,083,832)	105,852,608
Cash	24,961,488
Receivable for securities sold	25,516,676
Receivable for Fund shares sold	3,006,209
Dividends and interest receivable	360,500
Prepaid expenses	91,736
Total Assets	3,060,693,336
Liabilities:
Line of credit payable (Note 6)	165,000,000
Payable for securities purchased	7,427,030
Payable for Fund shares repurchased	1,457,339
Investment management fee payable	1,780,908
Distribution and service fees payable	702,674
Interest payable	101,672
Accrued other expenses	669,959
Total Liabilities	177,139,582
Total Net Assets	$2,883,553,754
Net Assets:
Paid-in capital	$1,859,903,139
Total accumulated earnings	1,023,650,615
Total Net Assets	$2,883,553,754

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont'd)

June 30, 2021

Net Assets:
Class A	$1,128,419,687
Class C	$216,711,800
Class FI	$23,640,519
Class R	$10,296,705
Class I	$1,503,520,389
Class IS	$964,654
Shares Outstanding:
Class A	23,245,941
Class C	4,853,071
Class FI	472,952
Class R	213,245
Class I	28,289,891
Class IS	18,107
Net Asset Value:
Class A (and redemption price)	$48.54
Class C (redemption price* and offering price per share)	$44.65
Class FI (redemption price and offering price per share)	$49.98
Class R (redemption price and offering price per share)	$48.29
Class I (redemption price and offering price per share)	$53.15
Class IS (redemption price and offering price per share)	$53.28
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$51.50

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2021

Investment Income:
Dividends from unaffiliated investments	$15,033,000
Dividends from affiliated investments	341,043
Interest	6
Total Investment Income	15,374,049
Expenses:
Investment management fee (Note 3)	10,098,817
Distribution fees (Note 5)	2,497,495
Shareholder servicing fee (Note 5)	827,039
Administration and fund accounting fees (Note 3)	702,700
Interest expense (Note 6)	644,854
Transfer agent expenses (Note 3)	226,763
Expense recouped by the Adviser (Note 3)	100,116
Custody fees (Note 3)	88,221
Registration fees	59,779
Shareholder reports	47,728
Legal fees	33,984
Miscellaneous expenses	12,534
Insurance	8,755
Trustees' fees (Note 3)	8,552
Audit and tax fees	7,910
Compliance fees (Note 3)	6,641
Total Expenses	15,371,888
Net Investment Income	2,161
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net Realized Gain (Loss) From:
Investments in unaffiliated securities	213,907,242
Investments in affiliated securities	(33,758,169)
Net Realized Gain	180,149,073
Net Change in Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	237,707,969
Investments in affiliated securities	63,446,395
Net Change in Unrealized Appreciation (Depreciation)	301,154,364
Net Gain on Investments	481,303,437
Increase in Net Assets from Operations	$481,305,598

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020	2021	2020
Operations:
Net investment gain (loss)	$2,161	$(124,165)
Net realized gain	180,149,073	131,508,930
Change in unrealized appreciation (depreciation)	301,154,364	484,844,388
Increase in Net Assets from Operations	481,305,598	616,229,153
Fund Share Transactions (Note 7):
Net proceeds from sale of shares	422,932,428	386,734,000
Cost of shares repurchased	(267,664,660)	(435,939,749)
Increase (Decrease) in Net Assets from Fund Share Transactions	155,267,768	(49,205,749)
Increase in Net Assets	636,573,366	567,023,404
Net Assets:
Beginning of period	2,246,980,388	1,679,956,984
End of period	$2,883,553,754	$2,246,980,388

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2021*	2020	2019	2018	2017	2016
Net asset value, beginning of year	$39.99	$28.85	$21.54	$23.88	$18.96	$19.01
Income (loss) from operations:
Net investment income (loss)[1]	(0.01)	(0.01)	0.00[2]	(0.13)	(0.14)	(0.09)
Net realized and unrealized gain (loss)	8.56	11.15	7.31	(2.21)	5.06	0.04[3]
Total income (loss) from operations	8.55	11.14	7.31	(2.34)	4.92	(0.05)
Net asset value, end of year	$48.54	$39.99	$28.85	$21.54	$23.88	$18.96
Total return[4]	21.38%[5]	38.61%[5]	33.94%[5]	-9.80%[5]	25.95%	-0.26%[5]
Net assets, end of year (000s)	$1,128,420	$941,942	$705,372	$221,842	$266,560	$216,974
Ratios to average net assets:
Gross expenses[6]	1.20%[9]	1.28%	1.47%	1.39%	1.34%	1.31%
Net expenses[6]	1.20[7,9]	1.28[7]	1.47[7]	1.39[7]	1.34[7]	1.31
Net investment income (loss)	(0.04)[9]	(0.04)	0.02	(0.49)	(0.64)	(0.52)
Portfolio turnover rate	21%[10]	64%	35%	30%	120%	85%[8]

*  For the six months ended June 30, 2021 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Amount is less than $0.01 per share.

3  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

4  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 21.36% for the period ended June 30, 2021, and 38.51%, 33.89%, -9.84% and -0.37% for the years ended December 31, 2020, 2019, 2018 and 2016, respectively.

6  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

7  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.20% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05% for the period ended June 30, 2021, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.15% for the period ended June 30, 2021, 1.18%, 1.19%, 1.18% and 1.18% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively (See Note 3).

8  Excludes securities delivered as a result of a redemption in-kind.

9  Annualized.

10  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class C Shares	2021*	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.92	$26.84	$20.19	$22.55	$18.04	$18.23
Income (loss) from operations:
Net investment loss[1]	(0.16)	(0.23)	(0.29)	(0.30)	(0.29)	(0.21)
Net realized and unrealized gain (loss)	7.89	10.31	6.94	(2.06)	4.80	0.02[2]
Total income (loss) from operations	7.73	10.08	6.65	(2.36)	4.51	(0.19)
Net asset value, end of year	$44.65	$36.92	$26.84	$20.19	$22.55	$18.04
Total return[3]	20.94%[4]	37.56%[4]	32.94%[4]	-10.47%[4]	25.00%	-1.04%[4]
Net assets, end of year (000s)	$216,712	$204,214	$216,364	$559,251	$694,001	$657,038
Ratios to average net assets:
Gross expenses[5]	1.94%[8]	2.03%	2.22%	2.13%	2.11%	2.09%
Net expenses[5]	1.94[6,8]	2.03[6]	2.22[6]	2.13[6]	2.11[6]	2.09
Net investment loss	(0.76)[8]	(0.88)	(1.25)	(1.24)	(1.42)	(1.30)
Portfolio turnover rate	21%[9]	64%	35%	30%	120%	85%[7]

*  For the six months ended June 30, 2021 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 20.91% for the period ended June 30, 2021, 37.44%, 32.69%, -10.51% and -1.15% for the years ended December 31, 2020, 2019, 2018, and 2016, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.97% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05% for the period ended June 30, 2021, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.89% for the period ended June 30, 2021, 1.93%, 1.94%, 1.92% and 1.95% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively (See Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:

Class FI Shares	2021*	2020	2019	2018	2017	2016
Net asset value, beginning of year	$41.19	$29.74	$22.22	$24.64	$19.57	$19.62
Income (loss) from operations:
Net investment income (loss)[1]	(0.03)	(0.05)	(0.09)	(0.14)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	8.82	11.50	7.61	(2.28)	5.23	0.05[2]
Total income (loss) from operations	8.79	11.45	7.52	(2.42)	5.07	(0.05)
Net asset value, end of year	$49.98	$41.19	$29.74	$22.22	$24.64	$19.57
Total return[3]	21.36%[4]	38.50%[4]	33.84%[4]	-9.82%[4]	25.91%	-0.25%[4]
Net assets, end of year (000s)	$23,641	$14,458	$14,026	$13,278	$24,394	$22,474
Ratios to average net assets:
Gross expenses[5]	1.27%[8]	1.35%	1.53%	1.41%	1.39%	1.35%
Net expenses[5]	1.27[6,8]	1.35[6]	1.53[6]	1.41[6]	1.39[6]	1.35
Net investment loss	(0.14)[8]	(0.19)	(0.34)	(0.53)	(0.70)	(0.56)
Portfolio turnover rate	21%[9]	64%	35%	30%	120%	85%[7]

*  For the six months ended June 30, 2021 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 21.34% for the period ended June 30, 2021, 38.40%, 33.71%, -9.90% and -0.36% for the years ended December 31, 2020, 2019, 2018 and 2016, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.26% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05% for the period ended June 30, 2021, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.22% for the period ended June 30, 2021, 1.25%, 1.25%, 1.20% and 1.23% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively (See Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class R Shares	2021*	2020	2019	2018	2017	2016
Net asset value, beginning of year	$39.82	$28.81	$21.57	$23.98	$19.10	$19.21
Income (loss) from operations:
Net investment loss[1]	(0.07)	(0.09)	(0.14)	(0.21)	(0.21)	(0.15)
Net realized and unrealized gain (loss)	8.54	11.10	7.38	(2.20)	5.09	0.04[2]
Total income (loss) from operations	8.47	11.01	7.24	(2.41)	4.88	(0.11)
Net asset value, end of year	$48.29	$39.82	$28.81	$21.57	$23.98	$19.10
Total return[3]	21.27%[4]	38.22%[4]	33.57%[4]	-10.05%[4]	25.55%	-0.57%[4]
Net assets, end of year (000s)	$10,297	$8,195	$7,122	$5,778	$8,367	$7,708
Ratios to average net assets:
Gross expenses[5]	1.45%[8]	1.53%	1.76%	1.67%	1.66%	1.66%
Net expenses[5]	1.45[6,8]	1.53[6]	1.76[6]	1.67[6]	1.66[6]	1.66
Net investment loss	(0.31)[8]	(0.32)	(0.54)	(0.79)	(0.97)	(0.86)
Portfolio turnover rate	21%[9]	64%	35%	30%	120%	85%[7]

*  For the six months ended June 30, 2021 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 21.25% as of June 30, 2021, 38.11%, 33.43%, -10.13% and -0.68% for the years ended December 31, 2020, 2019, 2018 and 2016, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.55% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05% for the period ended June 30, 2021, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.40% for the period ended June 30, 2021, 1.43%, 1.48%, 1.46% and 1.50% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively (See Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2021*	2020	2019	2018	2017	2016
Net asset value, beginning of year	$43.73	$31.48	$23.44	$25.91	$20.53	$20.51
Income (loss) from operations:
Net investment income (loss)[1]	0.04	0.07	0.01	(0.07)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	9.38	12.18	8.03	(2.40)	5.47	0.08[2]
Total income (loss) from operations	9.42	12.25	8.04	(2.47)	5.38	0.02
Net asset value, end of year	$53.15	$43.73	$31.48	$23.44	$25.91	$20.53
Total return[3]	21.54%[4]	38.91%[4]	34.30%[4]	-9.53%[4]	26.21%	0.10%[4]
Net assets, end of year (000s)	$1,503,520	$1,077,438	$736,467	$517,820	$480,451	$388,872
Ratios to average net assets:
Gross expenses[5]	0.96%[8]	1.04%	1.23%	1.15%	1.12%	1.05%
Net expenses[5]	0.98[6,8]	1.03[6]	1.21[6]	1.14[6]	1.09[6]	1.05
Net investment income (loss)	0.16[8]	0.23	0.02	(0.23)	(0.39)	(0.30)
Portfolio turnover rate	21%[9]	64%	35%	30%	120%	85%[7]

*  For the six months ended June 30, 2021 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 21.52% as of June 30, 2021, 38.82%, 34.17%, -9.61% and -0.05% for the years ended December 31, 2020, 2019, 2018 and 2016, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93% for Class I. Interest expenses were 0.05% (annualized) for the period ended June 30, 2021, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the net expense ratios were 0.93% (annualized) for the period ended June 30, 2021, and 0.93% for the years ended December 31, 2020, 2019, 2018 and 2017 (See Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each period ended December 31:

Class IS Shares	2021*	2020	2019	2018**
Net asset value, beginning of period	$43.82	$31.52	$23.44	$32.06
Income (loss) from operations:
Net investment income[1]	0.07	0.08	0.23	0.01
Net realized and unrealized gain (loss)	9.39	12.22	7.85	(8.63)
Total gain (loss) from operations	$9.46	$12.30	$8.08	(8.62)
Net asset value, end of period	$53.28	$43.82	$31.52	$23.44
Total return[2]	21.59%[3]	39.02%[3]	34.47%[3]	-26.89%
Net assets, end of period (000s)	$965	$734	$605	$73
Ratios to average net assets:
Gross expenses[4]	0.90%[6]	0.97%	1.13%	1.09%[6]
Net expenses[4]	0.90[5,6]	0.96[5]	1.09[5]	1.05[5,6]
Net investment income	0.28[6]	0.25	0.81	0.09[6]
Portfolio turnover rate	21%[7]	64%	35%	30%[7,8]

*  For the six months ended June 30, 2021 (unaudited).

**  Commenced operations on August 22, 2018.

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 21.54% as of June 30, 2021, 38.93% and 34.39% for the years ended December 31, 2020 and 2019, respectively.

4  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 0.83% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05% for the period ended June 30, 2021, 0.10% and 0.26% for the years ended December 31, 2020 and 2019, respectively, and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.85% for the period ended June 30, 2021, 0.86% and 0.83% for the years ended December 31, 2020 and 2019, respectively, and 0.83% for period ended December 31, 2018 (see Note 3).

6  Annualized.

7  Not annualized.

8  Portfolio turnover rate reported is for the fiscal year of the Fund.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Notes to financial statements

1. Organization

Miller Opportunity Trust (the "Fund") is a separate diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the

Miller Opportunity Trust 2021 Semi-Annual Report

Notes to financial statements (cont'd)

"Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's consolidated investments in each category investment type as of June 30, 2021:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$2,925,371,889	$—	$—	$2,925,371,889
Investment Fund	—	—	7,730,168	7,730,168
Purchase Options	—	71,363,750	—	71,363,750
Warrant	271,980	—	2,018,940	2,290,920
Total Investments	$2,925,643,869	$71,363,750	$9,749,108	$3,006,756,727

*  See Schedule of Investments for additional detailed categorizations.

Miller Opportunity Trust 2021 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Fund[1]	Warrant[1]
Balance at December 31, 2020	$10,096,002	$1,846,591
Realized gain (loss)	741,008[2]	—
Purchases	—	—
Sales/Partnership distributions	(4,261,979)	—
Change in unrealized appreciation (depreciation)	1,155,137	172,349
Balance at June 30, 2021	$7,730,168	$2,018,940
Change in unrealized appreciation (depreciation) for Level 3 securities held at June 30, 2021	$1,155,137	$172,349

1  This amount is included in the change in net unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

2  This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at June 30, 2021	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests	$7,730,168	NAV of Limited Partnership Interest	Liquidity Discount	25%	Decrease
Warrant	$2,018,940	Black-Scholes Model	Liquidity Discount	35%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased options expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased

Miller Opportunity Trust 2021 Semi-Annual Report

Notes to financial statements (cont'd)

or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2021, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are

Miller Opportunity Trust 2021 Semi-Annual Report

subject to examination by the Internal Revenue Service and state departments of revenue.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

Effective April 30 2020, the Adviser has contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through

Miller Opportunity Trust 2021 Semi-Annual Report

Notes to financial statements (cont'd)

April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%. These arrangements cannot be terminated prior to May 1, 2022 without the Board of Trustees' consent.

Prior to April 30, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class R	Class I	Class IS
1.20%	1.97%	1.26%	1.55%	0.93%	0.83%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Adviser has recaptured $100,116 of previously waived expenses during the period ended June 30, 2021.

Pursuant to these arrangements, at June 30, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class I	Class IS
Expires December 31, 2021	$58,076	$14
Expires December 31, 2022	150,152	73
Expires December 31, 2023	77,601	83
Total	$285,829	$170

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), serves as the Fund's distributor and principal underwriter. For the period ended June 30, 2021, the Fund incurred the

Miller Opportunity Trust 2021 Semi-Annual Report

following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$702,700
Transfer agent	$226,763
Custody	$88,221
Compliance	$6,641

At June 30, 2021, the Fund had payables due to Fund Services for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$270,730
Transfer agent	$79,180
Custody	$29,740
Compliance	$2,176

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $8,552 for their services and reimbursement of travel expenses during the period ended June 30, 2021. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the period ended June 30, 2021, Quasar did not retain sales charges on sales of Class A shares. In addition, period ended June 30, 2021, CDSCs paid to Quasar for Class C shares totaled $1,440.

4. Investments

During the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$733,787,823
Sales	$586,837,880

Miller Opportunity Trust 2021 Semi-Annual Report

Notes to financial statements (cont'd)

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the period ended June 30, 2021, class specific expenses were as follows:

	Distribution Fees	Shareholder Servicing Fees
Class A	$1,352,039	$312,351
Class C	1,099,518	51,291
Class FI	22,269	10,644
Class R	23,669	2,750
Class I	—	450,003
Class IS	—	—
Total	$2,497,495	$827,039

6. Lines of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $250,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus a spread. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement

Miller Opportunity Trust 2021 Semi-Annual Report

contains customary covenants that, among other things, may limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund's ability to utilize borrowing under the agreement.

The Fund also has access to a $75 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$250,000,000	$75,000,000
Largest amount outstanding on an individual day	165,000,000	8,692,000
Average daily loan outstanding	149,198,895	4,916,00
Interest expense	643,079	1,775
Loan outstanding as of June 30, 2021	165,000,000	—
Average Interest rate	0.86%	3.25%

7. Shares of beneficial interest

At June 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,436,437	$67,396,634	3,813,317	$105,467,811
Shares repurchased*	(1,747,406)	(81,059,235)	(4,702,412)	(125,423,899)
Net decrease	(310,969)	$(13,662,601)	(889,095)	$(19,956,088)
Class C
Shares sold	275,964	$11,938,964	559,503	$12,941,403
Shares repurchased*	(954,434)	(41,008,955)	(3,088,945)	(78,218,908)
Net decrease	(678,470)	$(29,069,991)	(2,529,442)	$(65,277,505)

Miller Opportunity Trust 2021 Semi-Annual Report

Notes to financial statements (cont'd)

	Period Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class FI
Shares sold	141,239	$7,037,688	60,653	$1,567,236
Shares repurchased	(19,338)	(900,989)	(181,223)	(4,641,015)
Net increase (decrease)	121,901	$6,136,699	(120,570)	$(3,073,779)
Class R
Shares sold	20,853	$992,285	14,013	$374,872
Shares repurchased	(13,386)	(626,081)	(55,410)	(1,412,639)
Net increase (decrease)	7,467	$366,204	(41,397)	$(1,037,767)
Class I
Shares sold	6,506,897	$335,472,957	9,624,375	$266,382,678
Shares repurchased	(2,855,599)	(144,048,400)	(8,383,264)	(226,169,089)
Net increase	3,651,298	$191,424,557	1,241,111	$40,213,589
Class IS
Shares sold	1,759	$93,900	—	$—
Shares repurchased	(411)	(21,000)	(2,446)	(74,199)
Net increase (decrease)	1,348	$72,900	(2,446)	$(74,199)
Total increase (decrease)	2,792,575	$155,267,768	(2,341,839)	$(49,205,749)

*  19,160 Class C shares converted into 17,661 Class A shares, amounting to $823,477, during the period ended June 30, 2021. 142,093 Class C shares converted into 131,924 Class A shares, amounting to $3,642,012, during the year ended December 31, 2020. Class C shares of the Fund automatically convert to Class A shares after they have been held for 8 years.

8. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the period ended June 30, 2021:

	Flexion Therapeutics Inc.[1]	Pangaea One, LP	Quotient Technology Inc.[1]	Tivity Health Inc.[2]	ZIOPHARM Oncology Inc.	Total
Value at December 31, 2020	$36,928,000	$10,096,002	$46,158,000	$45,057,000	$25,534,591	$163,773,593
Purchases	—	—	—	12,773,805	—	12,773,805
Sales / Partnership Distributions	(27,051,165)	(4,261,979)	(9,382,458)	—	(4,354,870)	(45,050,472)
Change in Unrealized Gain (Loss)	17,636,293	1,155,137	8,939,284	17,152,695	9,713,442	54,596,851
Realized Gain (Loss) on Sales / Distributions	(27,513,128)	741,008	768,174	—	(7,754,223)	(33,758,169)
Value at June 30, 2021	$—	$7,730,168	$46,483,000	$74,983,500	$23,138,940	$152,335,608
Amortization, Dividend, Interest Income	$—	$341,043	$—	$—	$—	$341,043

1  Flexion Therapeutics Inc. and Quotient Technology Inc. were affiliated companies at December 31, 2020 and were no longer affiliated companies at June 30, 2021.

2  Tivity Health Inc. was not an affiliated company at December 31, 2020 and became an affiliated company at June 30, 2021.

Miller Opportunity Trust 2021 Semi-Annual Report

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at June 30, 2021	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$30,473,019	$7,730,168	0.3%	$729,365[2]
Ziopharm Oncology Inc. (Warrant)[3]	$1,177,758	$2,018,940	0.1%	N/A

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2021, the Fund had open commitment of $729,365.

3  Acquisition date was 7/19.

10. Income tax information and distributions to shareholders

The Fund did not make any distributions during the period ended June 30, 2021 and year ended December 31, 2020.

At December 31, 2020, the components of accumulated earnings for income tax purposes were as follows:

Tax cost of investments	$1,867,629,302
Unrealized appreciation	731,904,286
Unrealized depreciation	(213,535,435)
Net unrealized appreciation	$518,368,851
Other accumulated gain/(loss)	(154,435)
Undistributed other income	24,130,601
Total accumulated gain	$542,345,017

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Miller Opportunity Trust 2021 Semi-Annual Report

Notes to financial statements (cont'd)

For the year ended December 31, 2020, the following reclassifications have been made:

	Total Accumulated Earnings (Loss)	Paid-in Capital
(a)	$(1,214,406)	$1,214,406

(a)  Reclassifications are due to the book/tax differences in the treatment of net operating losses and partnership investments.

At December 31, 2020, the Fund had no capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

11. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to December 31, 2020 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

12. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

13. New Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate ("LIBOR") quotes by the UK Financial Conduct Authority. The new guidance allows companies

Miller Opportunity Trust 2021 Semi-Annual Report

to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU's adoption to the Funds' financial statements and various filings.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds' financial statements.

Miller Opportunity Trust 2021 Semi-Annual Report

Additional information (unaudited)

June 30, 2021

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund's Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages the Fund's liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee's process of determining the degree of liquidity of the Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Fund's Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

Miller Opportunity Trust 2021 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Opportunity Trust 2021 Semi-Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	September 1, 2021

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	September 1, 2021